LORD ABBETT INVESTMENT TRUST

LORD ABBETT STRATEGIC ALLOCATION FUNDS

Income Strategy Fund

Balanced Strategy Fund

Diversified Equity Strategy Fund

World Growth & Income Strategy Fund

SUPPLEMENT DATED JUNE 25, 2007 TO THE

PROSPECTUSES DATED APRIL 1, 2007

 (CLASS A, B, C, P & Y)

1.                                       The section titled “The Funds – Principal Strategy” in the Prospectus of Lord Abbett Investment Trust – Lord Abbett Balanced Strategy Fund (the “Balanced Strategy Fund”), – Lord Abbett Diversified Equity Strategy Fund (the “Diversified Equity Strategy Fund”), – Lord Abbett Income Strategy Fund (the “Income Strategy Fund”), and – Lord Abbett World Growth & Income Strategy Fund (the “World Growth & Income Strategy Fund”) is revised to add:

•                  One additional mutual fund as an underlying fund for the Balanced Strategy Fund: the Lord Abbett America’s Value Fund (“America’s Value Fund”), a series of Lord Abbett Research Fund, Inc.  The Balanced Strategy Fund may invest up to 5% of its net assets in the America’s Value Fund.

•                  Three additional mutual funds as underlying funds for the Diversified Equity Strategy Fund:  the Lord Abbett All Value Fund (“All Value Fund”), a series of Lord Abbett Securities Trust; the America’s Value Fund; and the Lord Abbett Developing Growth Fund, Inc. (“Developing Growth Fund”).  The Diversified Equity Strategy Fund may invest up to 5% of its net assets in each of the All Value Fund, the America’s Value Fund, and the Developing Growth Fund.

•                  One additional mutual fund as an underlying fund for the Income Strategy Fund:  the Lord Abbett Bond-Debenture Fund, Inc. (“Bond Debenture Fund”).  The Income Strategy Fund may invest up to 5% of its net assets in the Bond Debenture Fund.

•                  Four additional mutual funds as underlying funds for the World Growth & Income Strategy Fund:  the All Value Fund; the America’s Value Fund; the Bond Debenture Fund; and the Lord Abbett High Yield Fund (“High Yield Fund”), a series of Lord Abbett Investment Trust.  The World Growth & Income Strategy Fund may invest up to 5% of its net assets in each of the All Value Fund, the America’s Value Fund, the Bond Debenture Fund, and the High Yield Fund.

The investment objectives and risks associated with investments in each of the All Value Fund, the America’s Value Fund, the Bond Debenture Fund, and the High Yield Fund are described in sections of the Prospectus titled “The Funds – Underlying Funds’ Descriptions” and “The Funds – Main Risks of the Underlying Funds.”  The investment objectives and risks associated with investments in the Developing Growth Fund are described below.

The Developing Growth Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

To pursue its goal, the fund primarily invests in the common stocks of companies with above-average, long-term growth potential. The fund uses a bottom-up investment research approach, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. The fund is broadly diversified over many industries and economic sectors. Under normal circumstances, the fund invests at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index, a widely-used benchmark for small-cap stock performance. As of June 30, 2006, the market capitalization range of the Russell 2000® Index was $83 million to $2.3 billion. This range varies daily. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

The Developing Growth Fund is subject to the general risks and considerations associated with equity investing. This means the value of an investment in the fund will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the fund invests. The fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, there may be less liquidity in small company stocks, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

2.                                       The section titled “The Fund – Management – Investment Managers” in the Prospectus is hereby replaced with the following:

Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund’s investments. The Statement of Additional Information contains additional information about the managers’ compensation, other accounts managed by them and their ownership of Fund shares. Lord Abbett’s Asset Allocation Committee oversees and reviews the allocation and investment of each Fund’s assets in the underlying funds.

The Asset Allocation Committee consists of the following members: Robert S. Dow, Managing Partner and Chief Executive Officer; Robert I. Gerber, Partner and Director of Taxable Fixed Income Management; Christopher J. Towle, Partner and Director of High Yield & Convertible Management; Harold E. Sharon, Partner and Director of International Equity; Charles P. Massare, Partner and Director of Quantitative Research & Risk Management; and Robert P. Fetch, Partner and Small Cap Value Senior Investment Manager. Mr. Dow, Mr. Gerber, Mr. Towle, Mr. Massare and Mr. Fetch joined Lord Abbett in 1972, 1997, 1987, 1998 and 1995, respectively. Mr. Gerber and Mr. Towle have been members of the Asset Allocation Committee since 2005. Mr. Massare became a member of the Asset Allocation Committee in 2006, and Mr. Dow and Mr. Fetch became members in 2007. Mr. Sharon joined Lord Abbett in 2003 and has been a member of the Asset Allocation Committee since 2005. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies. Mr. Dow, Mr. Gerber, Mr. Towle, Mr. Sharon, Mr. Massare and Mr. Fetch are jointly and primarily responsible for the day-to-day management of the Funds.